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                                                                   EXHIBIT 10.24

                             SETTLEMENT AGREEMENT
                                     AMONG
              CONSILIUM, INC., CONSILIUM TAIWAN, INC., SYSTEMATIC
              DESIGNS INTERNATIONAL, INC. AND JEN-SHIH JESSI NIOU


This Settlement Agreement ("Agreement") is entered into effective as of January 30, 1998 by and among Consilium, Inc., a Delaware corporation ("Consilium"), Consilium Taiwan, Inc., a Delaware corporation and a wholly owned subsidiary of Consilium ("Buyer"), Systematic Designs International, Inc., a Washington corporation ("Seller"), and Jen-Shih Jessi Niou, a principal shareholder of Seller ("Shareholder") (collectively, the "Parties").

                                   RECITALS

WHEREAS, the Parties entered into as Asset Purchase Agreement dated July 2, 1996 whereby Seller and Shareholder sold, as a going concern, the customer and personnel relationships, customer contracts, and operations of Seller in Taiwan and certain related assets of Seller to Buyer on the terms and subject to the conditions set forth therein (the "Asset Purchase Agreement").

WHEREAS, the Asset Purchase Agreement expressly provides for its amendment or termination by an instrument in writing executed and delivered on behalf of each of the Parties.

WHEREAS, the Parties desire, except as otherwise provided in this Agreement, to terminate and cancel any and all continuing or executory obligations arising from the Asset Purchase Agreement, and to settle and release any claims that any Party or Parties may have against any other Party or Parties arising from a breach of the Assets Purchase Agreement.

WHEREAS, concurrent with this Agreement, Seller and Consilium are entering into an Amended and Restated Software Licensing Agreement to supersede the Software Licensing Agreement attached as an Exhibit to the Asset Purchase Agreement.

                                   AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

          1.  CANCELLATION OF CONTINUING OBLIGATIONS ARISING FROM THE ASSET
              -------------------------------------------------------------
              PURCHASE AGREEMENT.
              ------------------


          Any and all continuing or executory obligations arising from the Asset Purchase Agreement, including any obligation arising from or connected with the Asset Purchase Agreement or the relationship created thereby of Buyer and/or Consilium to make payments or provide any consideration whatsoever to Seller and/or Shareholder, are forever and in their entirety hereby canceled, terminated and rendered null and void (the "Cancellation"). By way of

                                      -1-
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clarification, all conveyances, payments, and other acts previously performed by any Party are unaffected by this Agreement

          2.   BUYER'S NEW PAYMENT OBLIGATIONS.
               -------------------------------

          In consideration for the Cancellation contained in Section 1 above, Consilium agrees to issue, within thirty (30) days of the date hereof, One Hundred Thousand (100,000) shares of its Common Stock to Seller (the "Stock Consideration"). In connection with the issuance of the Stock Consideration to Seller, Seller hereby repeats and reaffirms the acknowledgements and representations contained in Section 3.23 of the Asset Purchase Agreement and Buyer hereby repeats and reaffirms the acknowledgments and representations contained in Section 4.6 of the Asset Purchase Agreement, as though the said Sections 3.23 and 4.6 were set out in full herein.

          3.   RELEASE OF CLAIMS.
               -----------------

          By signing below, each Party, on behalf of itself (or himself) and its (or his) successors and assigns and heirs fully releases and discharges every other Party and all past or present agents, officers, directors, employees, shareholders, attorneys, successors, assigns and insurers of any Party (collectively "Related Persons"), and each of them, from all actions, causes of action, claims, judgments, obligations, damages, and liabilities arising from the Asset Purchase Agreement. Each Party represents and warrants that it (or he) has not assigned any such claim or authorized any other person or entity to assert any such claim on its (or his) behalf.

          The Parties each understand and expressly agree that, except as otherwise provided in this Agreement, this release extends to all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, past or present, which exist now or existed before the execution of this release, arising from the Asset Purchase Agreement. Further, each Party covenants that it or he will not sue or otherwise prosecute, or participate in the prosecution of any suit against, any other Party or any Related Persons with respect to any claim included within this release of claims. Each Party acknowledges that it (or he) is familiar with the provisions of California Civil Code Section 1542, which reads as set forth immediately below, and it (or he) hereby waives all of its (or his) rights thereunder:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          4.   OPPORTUNITY TO CONSULT WITH COUNSEL.
               -----------------------------------

          Each Party expressly acknowledge that it (or he) has had a sufficient opportunity to consult with and receive the advice of an attorney concerning all portions of this Agreement. Therefore, each Party acknowledges that it (or he) has freely and voluntarily executed this Agreement.

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          5.   INDEMNITY.
               ---------

          Each Party (the "Indemnifying Party") agrees to jointly and severally indemnify and hold each other Party harmless from and against any losses, damages, costs or expenses, including court costs and attorneys' fees, incurred by such other Party as a result of any breach by that Indemnifying Party of any representation, covenant or warranty contained in this Agreement.

          6.   NON-SOLICITATION OF EMPLOYEES.
               -----------------------------

          Each Party agrees that for a period of one year following the effective date of this agreement, none of the Parties will, directly or indirectly, solicit any employee of the other Parties to terminate his or her employment with the other Parties. Each Party agrees not to disparage any of the other Parties, their products, their employees, or their services.

          7.   AUTHORIZATION.
               -------------

          Seller hereby represents and warrants that: it has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder, the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Seller; no other corporate proceeding on the part of Seller is necessary to authorize this Agreement or the performance of Seller's obligations hereunder or the consummation of the transactions contemplated hereby. Seller hereby and Shareholder, and each of them, hereby represent and warrant that this Agreement has been duly executed and delivered by Seller and the Shareholder and constitutes the valid and binding obligation of each of Seller and the Shareholder, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shareholder represents and warrants that he has full power, authority and capacity to enter into this Agreement and to perform his obligations hereunder.

          8.   WAIVER.
               ------

          Any Party may waive or modify any of the conditions precedent to its (or his) obligations hereunder. No such waiver, and no modification, amendment, discharge or change of this Agreement shall be valid unless same is in writing and signed by the Party against which enforcement of such amendment or modification is sought.

          9.   ENTIRE AGREEMENT.
               ----------------

          This Agreement contains the entire Agreement between the Parties relating to the transactions contemplated hereby. No representations, warranties, or promises pertaining to this Agreement have been made by, or shall be binding on, any of the Parties, except as expressly stated in this Agreement or the Amended and Restated Software Licensing Agreement executed concurrently with this Agreement.

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          10.  NO ASSIGNMENT.
               --------------

          No Party to this Agreement may assign any of its rights granted herein, and any assignment, transfer of sale, directly or indirectly by a party hereto shall automatically terminate all rights granted herein to such party.

          11.  ADDITIONAL ACTS.
               ----------------

          Each party hereto shall from time to time execute, acknowledge and deliver such further instruments and perform such additional acts as the other party may reasonably request to effectuate the intent of this Agreement.

          12.  HEADINGS.
               ---------

          The section headings of this Agreement are for convenience of reference only and shall not constitute a part of the text hereto nor alter or otherwise affect the meaning hereof.

          13.  GOVERNING LAW.
               --------------

          This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to conflict of laws principles.

          14.  ALTERNATIVE DISPUTE RESOLUTION.
               -------------------------------

          The parties will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and in a spirit of mutual cooperation. If those attempts fail, then such dispute will be mediated by either the Judicial Arbitration and Mediation Service in San Francisco, California or a mediator mutually acceptable to the parties. By mutual agreement, however, the parties may postpone mediation until they have each completed some specified but limited discovery regarding the dispute. The parties may also mutually agree to replace mediation with some other form of alternative dispute resolution ("ADR"), such as neutral fact-finding or a mini-trial. Any dispute which the parties cannot resolve through negotiation, mediation, or another form of ADR within sixty (60) days of the date of the initial demand for negotiation, mediation, or ADR by one of the parties shall be submitted to binding arbitration, in accordance with Section 13 below.

          15.  ARBITRATION.
               ------------

               Any claim, dispute, or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof will be submitted by the parties to arbitration by the American Arbitration Association (the "Association") in the City of San Jose, State of California, United State of America under the commercial rules then in effect for that Association, except as provided herein. Each party will choose one arbitrator within thirty (30) days of receipt of the notice of intent to arbitrate. Within sixty (60) days of receipt of the notice of intent to arbitrate, the two abitrators will choose a neutral third arbitrator who will act as chairman. If no arbitrator is appointed within the times herein provided, or any extension of time which is mutually agreed upon, the Association will make such appointment within thirty (30) days of such failure. The parties will be entitled to discovery as provided in Sections 1283.05 and 12831.1 of the Code of Civil Procedure of the State of California or any successor provision, whether or not the California Arbitration Act is deemed to apply to the arbitration. The award rendered by the arbitrators will include costs of arbitration, reasonable attorneys' fees, and

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reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof.

          16.  COUNTERPARTS.
               ------------

          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS HEREOF, the parties hereto have duly executed this Agreement, as of the day and year first above written.

"SELLER"                                "CONSILIUM"

SYSTEMATIC DESIGNS                      CONSILIUM, INC.
INTERNATIONAL, INC.

By: /s/ Jen-Shih Jessi Niou             By: /s/ Clifton Wong
    --------------------------              -------------------------

Name: Jen-Shih Niou                     Name: Clifton Wong
     -------------------------               ------------------------

Title: President                        Title: VP, Finance & CFO
      ------------------------                -----------------------


"SHAREHOLDER"                           "BUYER"

JEN-SHIH JESSI NIOU                     CONSILIUM TAIWAN, INC.

/s/ Jen-Shih Jessi Niou                 By: /s/ Clifton Wong
------------------------------             --------------------------

                                        Name: Clifton Wong
                                             ------------------------

                                        Title: VP, Finance & CFO
                                              -----------------------